SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 12, 1998



                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)



         VIRGINIA                   1-12875                 54-1589139
        (State of                  (Commission              (IRS Employer
        incorporation)             File Number)             Identification No.)


       306 EAST MAIN STREET
       RICHMOND, VIRGINIA                                    23219
       (Address of principal                                 (Zip Code)
       executive offices)


               Registrant's telephone number, including area code:
                                 (804) 643-1761


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                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                      Index

Item 5.   Other Events

Item 7.   Financial Statements and Exhibits

      a.  Exhibits

          3.1       Amended   and   Restated   Articles  of   Incorporation   of
                    Cornerstone Realty Income Trust, Inc., as amended.

          3.2 Bylaws of Cornerstone Realty Income Trust, Inc. (Amended through May 12, 1998).

          10.1 First Amendment to the Cornerstone Realty Income Trust, Inc. 1992 Non-Employee Directors Stock Option Plan.

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Item 5.  Other Events

         Cornerstone Realty Income Trust, Inc. (the "Company") held its annual meeting of shareholders on May 5, 1998.

         The shareholders were asked to vote on six matters: (1) the election of two directors, (2) a proposed amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized Common Shares,
(3) a proposed amendment to the Company's Amended and Restated Articles of Incorporation to authorize a new class of preferred shares, (4) a proposed amendment of the Company's 1992 Non-Employee Directors Stock Option Plan, (5) a proposed amendment of the Company's Bylaws to permit the Company under certain circumstances to invest in equity securities of an issuer for a period in excess of 18 months, and (6) a proposed amendment of the Company's Bylaws to permit the Company under certain circumstances to issue securities that are redeemable.

         At the annual meeting of shareholders on May 5, a quorum was present in person or by proxy, and the following persons, both previously serving as directors of the Company, were re-elected as directors:

                                  Number of                  Number of
         Name of Director         Votes Received             Votes Withheld
         ----------------         --------------             --------------
         Penelope W. Kyle         32,625,482                 370,518
         Harry S. Taubenfeld      32,625,482                 370,518

         The following persons are directors of the Company whose terms of office continued after the annual meeting and expire after 1998:

         Name of Director
         ----------------
         Glade M. Knight
         Stanley J. Olander, Jr.
         Glenn W. Bunting, Jr.
         Leslie A. Grandis
         Martin Zuckerbrod

         There being insufficient votes for a determination with respect to the other issues, the meeting with respect to the other issues was adjourned until May 12, 1998. The following paragraphs describe the specifics of the proposals for shareholder vote and the results of such vote as obtained at the adjourned meeting of May 12, 1998.

         1.         Proposal  to  Amend  the  Company's   Amended  and  Restated
                    Articles  of   Incorporation   to  Increase  the  Number  of
                    Authorized Common Shares.

         The Amended and Restated Articles of Incorporation were proposed to be amended to increase the number of authorized Common Shares of the Company from 50 million to 100 million. Unless otherwise required by applicable law or regulation, under this proposal, the additional Common Shares would be issuable without further authorization by holders of the Common Shares and on such terms and for such consideration as may be determined by the Board.

         This amendment to the Company's Amended and Restated Articles of Incorporation was approved, with the Inspector of Election certifying the following votes:


         FOR the Amendment:                          31,971,084 Votes

         AGAINST the Amendment:                      823,509 Votes

         ABSTAIN from voting:                        201,407 Votes


         2.         Proposal  to  Amend  the  Company's   Amended  and  Restated
                    Articles of Incorporation to Authorize a New Class of Preferred Shares.

         The Amended and Restated Articles of Incorporation were proposed to be amended to authorize the Company to issue up to 25 million preferred shares. Unless otherwise required by applicable law or regulation, under this proposal, the preferred shares would be issuable without further authorization of the holders of the Common Shares and on such terms and for such consideration as may be determined by the Board. The preferred shares could be issued from time to time in one or more series having varying voting rights, redemption and conversion features, distribution (including liquidating distribution) rights and preferences, and other rights, including rights of approval of specified transactions. A series of preferred shares could be given rights that are superior to certain rights of holders of Common Shares and a series having preferential distribution rights could limit Common Share distributions and reduce the amount holders of Common Shares would otherwise receive on dissolution of the Company. The Board could authorize the issuance of preferred shares with terms and conditions that could have the effect of discouraging a takeover or other transaction which holders of some, or a majority, of the Common Shares might believe to be in their best interests or in which holders of some, or a majority, of the Common Shares might receive a premium for their Common Shares over the then market price of such Common Shares. As of the date hereof no preferred shares are outstanding and the Company has no present plans to issue any preferred shares.

         This amendment to the Company's Amended and Restated Articles of Incorporation was approved, with the Inspector of Election certifying the following votes:

         FOR the Amendment:                          26,830,688 Votes

         AGAINST the Amendment:                      1,695,356 Votes

         ABSTAIN from voting:                        438,764 Votes

         3. Proposal to Amend the Company's 1992 Non-Employee Directors Stock Option Plan.

          As it existed prior to the proposed amendment, the Company's 1992 Non-Employee Directors Stock Option Plan (the "Plan") entitled each non-employee director to receive an automatic grant of stock options on June 1 of each year through 1998. The Plan was proposed to be amended to extend the grant period through 1999, so that each non-employee director would receive an additional automatic grant, pursuant to the same formula, on June 1, 1999. Eligibility under the Directors Plan and other material terms and provisions thereof will remain unchanged.

         This amendment to the Company's 1992 Non-Employee Directors Stock Option Plan was approved, with the Inspector of Election certifying the following votes:

         FOR the Amendment:                          26,579,203 Votes

         AGAINST the Amendment:                      1,863,557 Votes

         ABSTAIN from voting:                        642,350 Votes

         4. Proposal to Amend the Company's Bylaws to Permit the Company to Invest in Equity Securities for a Period in Excess of 18 Months.

         The Company's Bylaws were proposed to be amended to permit the Company to invest in the equity securities of a non-governmental issuer for a period in excess of 18 months (which was previously prohibited by the Bylaws), subject to the Board of Directors' determination that such action is in furtherance of the investment objectives and policies of the Company.

         This amendment to the Company's Bylaws was approved, with the Inspector of Election certifying the following votes:

         FOR the Amendment:                          26,890,224 Votes

         AGAINST the Amendment:                      1,488,797 Votes

         ABSTAIN from voting:                        575,819 Votes


         5. Proposal to Amend the Company's Bylaws to Permit the Company to Issue Securities that are Redeemable.

         The Company's Bylaws were proposed to be amended to permit the Company to issue redeemable securities (which was previously prohibited by the Bylaws), subject to the Board of Directors' determination that such action is in furtherance of the financing plans and objectives of the Company.

         This  amendment  to  the  Company's  Bylaws  was  approved,  with   the
Inspector of Election certifying the following votes:

         FOR the Amendment:                          27,005,591 Votes

         AGAINST the Amendment:                      1,461,828 Votes

         ABSTAIN from voting:                        885,389 Votes

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Cornerstone Realty Income Trust, Inc.

Date: May 26, 1998                        By:  /s/ Stanley J. Olander, Jr.
                                               ---------------------------
                                               Stanley J. Olander, Jr.,
                                               Chief Financial Officer
                                               of Cornerstone Realty
                                               Income Trust, Inc.

                                  EXHIBIT INDEX

                         Cornerstone Realty Income Trust
                           Form 8-K dated May 12, 1998

Exhibit Number             Exhibit
--------------             -------

          3.1       Amended   and   Restated   Articles  of   Incorporation   of
                    Cornerstone Realty Income Trust, Inc., as amended.

          3.2 Bylaws of Cornerstone Realty Income Trust, Inc. (Amended through May 12, 1998).

          10.1 First Amendment to the Cornerstone Realty Income Trust, Inc. 1992 Non-Employee Directors Stock Option Plan.